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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ____________



                                    FORM 8-K


                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): November 14, 1996



                                  ____________




                               BE AEROSPACE, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)




          DELAWARE                    0-18348                 06-1209796
          --------                    -------                 ----------
(State or other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      I.D. Number)



                                  ____________




   1400 Corporate Center Way, Wellington, Florida               33414
   ----------------------------------------------               -----
      (Address of Principal Executive Offices)                (Zip Code)




                                 (561) 791-5000
               --------------------------------------------------
              (Registrant's Telephone Number including area code)





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Item 5.   Other Events.

     (a) Pursuant to an acquisition agreement dated December 14, 1995 among BE Aerospace, Inc. (the "Company"), Burns Aerospace Corporation ("Burns"), Eagle Industries, Inc. ("Eagle") and certain affiliates of Eagle, the Company acquired all of the outstanding capital stock of Burns, a subsidiary of Eagle (the "Acquisition"). The purchase price for the Acquisition was $42.5 million in cash, subject to certain post-closing adjustments. Information regarding the Acquisition has been previously reported by the Company pursuant to a registration statement on Form S-4, as amended (No. 333-00433), filed with the Commission on January 25, 1996 regarding an exchange offering for $100,000,000 aggregate principal amount of the Company's 9 7/8% Senior Subordinated Notes due 2006 (the "Registration Statement").



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of business acquired. The following audited financial statements of Burns are included in the Registration Statement and are incorporated by reference herein:


     Balance Sheets as of September 30, 1995 and September 30, 1994 (unaudited)

     Statements of Income for the Nine Months Ended September 30, 1995 and September 30, 1994 (unaudited)

     Statements of Cash Flows for the Nine Months Ended September 30, 1995 and September 30, 1994 (unaudited)

     Notes to Financial Statement for the Nine Months Ended September 30, 1995 and September 30, 1994 (unaudited)

     Balance Sheets as of December 31, 1994 and December 31, 1993

     Statement of Income for the years ended December 31, 1994, December 31, 1993 and December 31, 1992

     Statements of Stockholders' Equity for the years ended December 31, 1994, December 31, 1993 and December 31, 1992

     Statements of Cash Flows for the years ended December 31, 1994, December 31, 1993 and December 31, 1992



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     Notes to Financial Statements for the years ended December 31, 1994,
     December 31, 1993 and December 31, 1992

     (b) Pro forma financial information. The following pro forma financial statements relating to the Acquisition are included in the Registration Statement and are incorporated by reference herein:

     Pro Forma Combined Balance Sheet at November 25, 1995 for the Company and September 30, 1995 for Burns (unaudited)

     Notes to Pro Forma Combined Balance Sheet at November 25, 1995 for the Company and September 30, 1995 for Burns (unaudited)

     Pro Forma Combined Statement of Operations for the year ended February 25, 1995 (unaudited)

     Notes to Pro Forma Combined Statement of Operations for the year ended February 25, 1995 (unaudited)

     Pro Forma Combined Statement of Operations for the Nine Months Ended November 25, 1995 (unaudited)

     Notes to Pro Forma Combined Statement of Operations for the Nine Months Ended November 25, 1995 (unaudited)

     (c) Exhibits. The following is a list of exhibits filed as part of this Current Report:

     Exhibit 1 Acquisition Agreement dated December 14, 1995 among the Company, Eagle Industries, Inc., Eagle Industrial Products Corporation and Great American Management and
                  Investment, Inc.(1)

     Exhibit 23   Consent of Arthur Andersen LLP
























________

(1) Incorporated by reference from the Company's Current Report on Form 8-K dated December 14, 1995, filed with the Commission on December 28, 1995.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BE AEROSPACE, INC.



                                       By: /s/ Thomas P. McCaffrey
                                          -------------------------------------
                                                Thomas P. McCaffrey
                                       Title:   Vice President, Chief Financial
                                                Officer and Assistant Secretary



























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